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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    Form 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       JANUARY 31, 2002 (JANUARY 31, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-10308                   06-0918165
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)         (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
        ORGANIZATION)


             9 WEST 57TH STREET
                NEW YORK, NY                                     10019
            (ADDRESS OF PRINCIPAL                              (ZIP CODE)
              EXECUTIVE OFFICE)




                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)




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ITEM 5.  OTHER EVENTS

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On January 31, 2002, we announced the posting of information regarding our investments in affiliated entities on our corporate Web site at www.cendant.com. A copy of the press release announcing the posting of such information and a copy of the posted information are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein.

ITEM 7. EXHIBITS

         See Exhibit Index

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENDANT CORPORATION

                               BY:   /s/ Eric Bock
                                   ---------------------------------------
                                     Eric J. Bock
                                     Senior Vice President -- Law
                                     and Corporate Secretary

Date: January 31, 2002







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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED JANUARY 31, 2002 (JANUARY 31, 2002)

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release issued by Cendant Corporation on January 31,
                  2002 announcing the posting of information regarding Cendant
                  Corporation's investments in affiliated entities on its Web site at www.cendant.com.

99.2 Information on Cendant Corporation's affiliated entities posted on Cendant Corporation's Web site at www.cendant.com on January 31, 2002.




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